EXHIBIT 4.1
[FRONT]

                                  I-TRAX, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                                                                   SHARES
IT_______________                                                  ____________

COMMON STOCK                                                  CUSIP 45069D 10 4
PAR VALUE $.001 PER SHARE                   SEE REVERSE FOR CERTAIN DEFINITIONS

THIS certifies that:



is owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                         I-TRAX INC. (the "Corporation")
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto fixed.

Dated:

_________________________            [SEAL]            _________________________
Secretary                                              Chief Executive Officer


Countersigned and Registered:

STOCKTRANS, INC.
44 West Lancaster Ave.
Ardmore, PA 19003

Transfer Agent and Registrar,

By_____________________
Authorized Signature

[BACK]

                                  I-TRAX, INC.

         The Corporation is authorized to issue more than one class of stock or more than one series of any class of stock. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                           UNIF GIFT MIN ACT- __________Custodian_______________
                                               (Cust)                    (Minor)
                                                   under Uniform Gifts to Minors
                                                 Act____________________________
                                                                         (State)

TEN COM - as tenants in common


TEN ENT - as tenants by entireties

JT TEN - as joint tenants with right of
            survivorship and not as tenants in
            common



     Additional abbreviations may also be used though not in the above list.

   For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

   -----------------------------------------------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_____________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________    Attorney   to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


                                ------------------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                             UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR, WITHOUT ALTERATION OR
                                          ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


-------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRED A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.